                                  EXHIBIT 99.2

                            CERTIFICATION PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
                            (18 U.S.C. SECTION 1350)

     In connection with the accompanying Quarterly Report of Equus II Incorporated (the "Company") on Form 10-Q for the period ended September 30, 2002 (the "Report"), I, Nolan Lehmann, President and Principal Financial and Accounting Officer of the Company, hereby certify that:

     (3) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m or 78o(d)); and

     (4) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated:  November 14, 2002                 /s/ Nolan Lehmann
                                          ---------------------------------
                                          Nolan Lehmann
                                          President
                                          Principal Financial and Accounting
                                          Officer



                                       1